Pro Forma Financial Information
                            The Westwood Group, Inc.
                                and Subsidiaries
                        Pro Forma Condensed Consolidated
                                Income Statement
                                       at
                                    December
                                    31, 1998

                                   (unaudited)

                                   -Pro Forma
                                   Adjustments-
                           Historical     Back Bay(a)     Other      Pro Forma

 Operating Revenue:
Pari -
mutuel commissions      $15,373,562                                $15,373,562
Restaurants                       0                                          0
Concessions               1,758,670                                  1,758,670
Other                     1,839,100                                  1,839,100
                --------------------------------------------------------------
                         18,971,332           0        0            18,971,332
            -------------------------------------------------------------------

   Cost of revenue:
Wages, taxes and benefits  7,248,903                                 7,248,903
Purses                     4,470,893                                 4,470,893
Cost of food and beverage    524,296                                   524,296
Administrative             1,541,658                   100,000 (c)   1,641,658
General operating          3,720,757                                 3,720,757
Depreciation and
amortization                 700,106                                  700,106
         -------------------------------------------------------------------

Total cost of
revenue                  18,206,613               0     100,000     18,306,613
           -------------------------------------------------------------------
Income from operations        764,719               0   -100,000   I     664,719
           -------------------------------------------------------------------

Other income (expense)
Interest income
 (expense), net            -398,284                  -26,396 (b)      -424,680
Equity income (loss)
 in investments              525,292                -525,292 (d)            0
Other income, net                                           0               0
        -------------------------------------------------------------------

Total other
income (expense)       127,008               0        -551,688        -424,680

Income from operations before
provision for
 income taxes and
minority interest     891,727               0        -651,688          240,039
in subsidiary

Provision for
income tax              82,400                                          82,400
          -------------------------------------------------------------------
Income before minority
interst in               809,327               0      -651,688         157,639
subsidiary
Minority interest in
 subsidiary                                                  0              0
          -------------------------------------------------------------------

Income from
continuing operations   809,327               0        -651,688        157,639

Loss from disposal
of investment /                                  -1,867,307 (b)      -1,867,307
subsidiary

Gain from discontinued
harness racing
operations ( net of
income taxes of
$20,400 in 1998)      1,000,961          1,000,961

Net Income (Loss)    $1,810,288              $0     -$2,518,995      -$708,707
        ===================================================================

Basic per share data:
Income from
continuing operations   $0.64           $0.00          -$0.52           $0.12

Loss from disposal of
investment /            $0.00           $0.00          -$1.48           -$1.48
subsidiary

Income (loss) from
 discontinued            $0.79           $0.00           $0.00           $0.79
operations
             ----------------------------------------------------------------

Net Income (Loss)
 per share             $1.44           $0.00          -$2.00            -$0.56
            ===================================================================

Basic weighted
average common shares  1,261,252       1,261,252       1,261,252     1,261,252
outstanding
           ===================================================================

Diluted per share data:
Income from continuing
 operations              $0.63           $0.00          -$0.51            $0.12

Income (loss)
from discontinued        $0.00           $0.00         -$1.46           -$1.46
operations

Income (loss)
 from discontinued      $0.78           $0.00           $0.00             $0.78
operations
      ----------------------------------------------------------------

Net Income (Loss)
 per share           $1.41           $0.00          -$1.97              -$0.55
        ===================================================================

Diluted weighted
average common shares 1,281,243       1,281,243     1,281,243         1,281,243
outstanding
           ===================================================================


     (a) To eliminate the assets and liabilities included in the balance sheet of the Company's Back Bay Restaurant Group, Inc. (BBRG) investment (subsidiary).

     (b) To reflect the basis of the transaction of the sale of BBRG.

     (c) To reflect transaction costs incurred by the Company in the sale of BBRG.

     (d) To reflect the the elimination of the equity interest from BBRG earned in 1998.